Santander Holdings USA, Inc.

Presentation to Investors

December 13, 2011

Sovereign

Santander

Disclaimer

Banco Santander, S.A. ("Santander"), Santander Holdings USA, Inc. ("SHUSA"), Sovereign Bank ("Sovereign"), and Santander Consumer USA, Inc. ("SCUSA") caution that this presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to different materially from our expectations. These factors include, but are not limited to: (1) general market, macro-economic, governmental, and regulatory trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or credit worthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2010 and other filings and reports with the Securities and Exchange Commission of the United States of America (the "SEC"), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements.

The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment.

The information in this presentation is not intended to constitute "research" as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor's own objectives, experience, and resources.

In making this presentation available, Santander, SHUSA, Sovereign, and SCUSA give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Sovereign, or SCUSA, or in any other securities or investments whatsoever.

No offering of Securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000.

In this presentation, we will sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information.

Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, Sovereign, and SCUSA and are subject to change without notice. Santander, SHUSA, Sovereign, and SCUSA have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event tat any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

AGENDA

SHUSA

- Overview and Highlights
- Q3 2011 Summary
- Liquidity
- Capital

Sovereign Bank Review

- Review
- Phase II: Building the Franchise

SCUSA Review

Appendix

Santander Holdings USA, Inc. (SHUSA) Franchise Overview

- Headquartered in Boston, MA
- Wholly-owned by Banco Santander, S.A.
- Two primary operating subsidiaries:
  - **Sovereign Bank**
    - Federally chartered savings bank has received approval to convert to a national bank charter in January 2012
    - Over 700 branches / over 2,250 ATMs / 8,000 team members
    - $75.9B in assets
    - $47.5B in deposits
  - **Santander Consumer USA, Inc. (SCUSA)**
    - Consumer Finance and Loan servicer, formed in 1995
    - $15.1B in assets


New Hampshire
Maine
Vermont
Massachusetts
Boston
New York
Providence
Connecticut
New Bedford
Rhode Island
Pennsylvania
New York
Philadelphia
New Jersey
Delaware
Virginia

MSA	Branches (#)	Market Share* (%)	Rank*
New York	203	1.41%	11
Philadelphia	74	1.33%	12
Boston	166	6.31%	4
Providence	55	6.23%	5
Hartford	25	3.78%	8

* FDIC Market Share of deposits; data as of June 2011 (published on annual basis); Source: FDIC

SHUSA: 2011 Achievements

1

Leadership

Jerry Grundhofer appointed as Chairman of the Board

2

Charter Change

National Bank and Bank Holding Company charters will allow SHUSA to offer a full range of commercial and consumer products and services

3

Capital

Tier 1 Common/RWA grows from 7.4% to 8.6%[1]

4

Liquidity

SHUSA completed $500MM debut senior unsecured note issuance

SCUSA issued 7 securitizations totaling $5.2BN

Sovereign Bank increased core deposits by $3.2BN[2]

[1] Basel 1 ratios. Growth from Q4 2010 to Q3 2011 For Non-GAAP-to-GAAP reconciliation please see Appendix
[2] From Q4 2010 to Q3 2011

SHUSA: Investment Highlights – Q3 2011

1

Solid Profit Generation

14% YoY increase in revenue; $1.2B Pre Tax Income YTD

2

Continued Improvement in Credit Trends

34% YOY decline in NPLs; 18.2% improvement in reserve coverage[1] at Sovereign

3

Solid Capital Ratios

Tier 1 Common/RWA 8.6%[2] prior to SCUSA new equity investment

4

Strong Liquidity Position

Core deposit franchise; Access to markets and Dividends

5

Significant Commitment by Parent

Additional long-term resources committed in Capital, IT and Management

[1] Reserve coverage defined as ALLL/NPL
[2] Basel 1 ratios. For Non-GAAP-to-GAAP reconciliation please see Appendix

SHUSA Balance Sheet Q3 2011

SHUSA holds a diversified loan portfolio funded mostly by deposits

$91.8B Assets*


SCUSA auto loans
16%
C&I
11%
CRE
11%
Multi-Family
8%
Residential mortgage
12%
Home Equity
8%
Other loans
5%
Other assets
8%
GW & Intangibles
5%
Investments
16%

$79.7B Liabilities $12.1B Equity


SCUSA borrowings
15%
Retail & Commercial Deposits
37%
Retail & Commercial CDs
9%
Wholesale Deposits
2%
Government & Other Deposits
4%
FHLB
10%
ST Debt
4%
Other Liab
2%
LT Debt
4%
Equity
13%

All balances as of 9/30/11 as reported in 10-Q

* $91.0B from Bank and SCUSA, $0.8B in Assets from other SHUSA entities

Sovereign

Santander

SHUSA Profitability: 2011 YTD Pre-Tax Income of $1.2BN

Consistent earnings base

US $ Millions


Net Interest Income
1,000
980
960
940
920
900
880
860
840
820
$878
$952
$982
$950
$955
3Q10
4Q10
1Q11
2Q11
3Q11


Pre-Tax Pre-Provision Income *
1,000
900
800
700
600
500
400
300
200
100
0
$764
$687
$802
$697
$680
3Q10
4Q10
1Q11
2Q11
3Q11


Pre-Tax Income
SHUSA
1,000
900
800
700
600
500
400
300
200
100
0
$308
$366
$494
$424
$311
3Q10
4Q10
1Q11
2Q11
3Q11


Net Income - SHUSA
1,000
900
800
700
600
500
400
300
200
100
0
$220
$602
$317
$279
$206
3Q10
4Q10
1Q11
2Q11
3Q11

* For Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income please see Appendix

Sovereign Santander

SHUSA Liquidity

Debut senior debt issuance in April 2011: $500MM 4⁵/₈ due 2016


Debt Maturity
by Funding Type
(as of Sept 30, 2011)
(US $ Millions)
Comm'l Paper $58
Sr Debt (TLGP) $250
MTNs $500
SubDebt To Parent $750
PIERS (Conv Trust Pref) $800
Trust Pref $393
Pref Stock $200
2011
2012
2014
2016
2018
2020
…
2034
2036
Perp
Year

SHUSA Capital Ratios*

Solid capital ratios; 130bp increase in Tier 1 Common over past 12 months


Tier 1 Common Risk Based
14%
12%
10%
8%
6%
4%
2%
0%
7.3%
7.4%
7.9%
8.1%
8.6%
3Q10
4Q10
1Q11
2Q11
3Q11


Tier 1 Leverage
14%
12%
10%
8%
6%
4%
2%
0%
7.9%
8.2%
7.7%
7.5%
8.0%
3Q10
4Q10
1Q11
2Q11
3Q11


Tier 1 Risk Based
14%
12%
10%
8%
6%
4%
2%
0%
9.3%
9.3%
9.2%
9.1%
9.5%
3Q10
4Q10
1Q11
2Q11
3Q11


Total Risk Based
14%
12%
10%
8%
6%
4%
2%
0%
12.9%
12.5%
11.9%
11.8%
12.3%
3Q10
4Q10
1Q11
2Q11
3Q11

*Ratios shown under Basel 1 calculations

Ratios are prior to the SCUSA 3rd Party Investor transaction

AGENDA

SHUSA

- Overview and Highlights
- Q3 2011 Summary
- Liquidity
- Capital

Sovereign Bank Review

- Review
- Phase II: Building the Franchise

SCUSA Review

Appendix

Sovereign Bank Credit: Asset Quality Trend

Consistent reduction in NPLs; Closing the gap to large banks

Non-Performing Loans



US $ Millions
-34%
$2,292
$2,147
$1,942
$1,825
$1,496
3Q10
4Q10
1Q11
2Q11
3Q11

Non-Performing Loan Ratio



4.70%
4.35%
3.80%
3.57%
2.93%
3.76%
3.46%
3.31%
2.98%
2.77%
3Q10
4Q10
1Q11
2Q11
3Q11
Sovereign
Large Bank

Source: SNL Bank level data

Large Bank = Bank of America, Capital One, Citibank, KeyBank, BMO Harris Bank, HSBC USA, PNC Bank, RBS Citizens, JPMorgan, Union Bank, TD Bank, US Bank, Wells Fargo

NPL = Nonaccruing loans *plus* accruing loans past due 90+ days, *except* loans partially or wholly guaranteed by the US Government

Sovereign Bank Credit: Loss Coverage Improvement

Significant improvement in Reserve Coverage

Reserve Coverage (ALLL/NPL)


85.3%
90.3%
88.9%
92.7%
93.8%
59.8%
63.2%
69.1%
70.9%
77.0%
3Q10
4Q10
1Q11
2Q11
3Q11
Sovereign
Large Bank

Texas Ratio


33.1%
32.5%
31.6%
29.6%
29.3%
25.0%
22.6%
20.4%
19.4%
16.0%
3Q10
4Q10
1Q11
2Q11
3Q11
Sovereign
Large Bank

Source: SNL Bank level data
Large Bank = Bank of America, Capital One, Citibank, KeyBank, BMO Harris Bank, HSBC USA, PNC Bank, RBS Citizens, JPMorgan, Union Bank, TD Bank, US Bank, Wells Fargo

NPL = Nonaccruing loans *plus* accruing loans past due 90+ days, *except* loans partially or wholly guaranteed by the US Government

Texas Ratio = (Nonperforming Assets + 90DPD) / (Tangible Equity + ALLL)

Sovereign Bank Credit: NPL Ratio Trend by Asset Class

NPL ratios decreasing in Real Estate and Non-Real Estate

US $ Billions

Mortgage and Home Equity


$17.5
$17.7
$18.1
$18.1
$18.0
3.9%
3.8%
3.6%
3.5%
2.8%
0.6%
0.60%
0.57%
0.56%
1.1%
3Q10
4Q10
1Q11
2Q11
3Q11

Other Consumer


$3.0
$2.6
$4.0
$3.7
$3.9
3.4%
3.2%
1.9%
2.2%
2.3%
2.5%
2.8%
1.7%
1.8%
1.6%
3Q10
4Q10
1Q11
2Q11
3Q11

Commercial Real Estate


$15.2
$15.7
$15.6
$15.5
$15.3
6.2%
5.2%
4.5%
4.3%
3.6%
2.4%
2.0%
2.0%
2.1%
1.8%
3Q10
4Q10
1Q11
2Q11
3Q11

Other Commercial


$13.1
$13.2
$13.3
$13.6
$13.8
4.6%
4.4%
4.0%
3.4%
2.7%
2.4%
2.0%
1.7%
1.3%
1.2%
3Q10
4Q10
1Q11
2Q11
3Q11

Outstandings — NPL to Total Loans — Net Charge-Offs

NPL = Nonaccruing loans *plus* accruing loans past due 90+ days, *except* loans partially or wholly guaranteed by the US Government

Sovereign

Santander

Sovereign Bank Liquidity: Continued Deposit Growth

Significant improvement in core deposit franchise

Positive Deposit Growth Rate Trends[1]


2009 – 2011 CAGR
8.2%
5.0%
16.7%
(0.8)%
(13.7)%
(27.4)%
(6.5)%
Demand Deposits
NOW Accounts
Money Market Accounts
Savings Accounts
CDs
Total Wholesale Deposits
Government & Other Deposits

Historical Core Deposit Balances


29,672
30,147
30,786
32,290
33,359
7.3%
4.4%
4.9%
8.3%
12.4%
3Q10
4Q10
1Q11
2Q11
3Q11
Retail & Commercial Core Deposits
Growth rate

[1] CAGR, or Compound Annual Growth Rate, represents the smoothed annualized rate assuming growth was at a steady rate.

Sovereign Bank: Capital Ratios*

Sovereign Bank well above Large Bank average


Tier 1 Common Risk Based**
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
3Q10
4Q10
1Q11
2Q11
3Q11
13.9%
11.3%
13.3%
11.5%
13.5%
12.0%
13.9%
11.9%
14.3%
11.9%
Bank
Large Banks
Tier 1 Leverage
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
3Q10
4Q10
1Q11
2Q11
3Q11
11.3%
8.5%
11.4%
8.5%
11.0%
8.8%
11.2%
8.9%
11.6%
9.0%
Bank
Large Banks
Tier 1 Risk Based
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
3Q10
4Q10
1Q11
2Q11
3Q11
14.0%
11.7%
13.5%
11.9%
13.6%
12.3%
14.1%
12.3%
14.4%
12.1%
Bank
Large Banks
Total Risk Based
18%
17%
16%
15%
14%
13%
12%
11%
10%
9%
3Q10
4Q10
1Q11
2Q11
3Q11
17.0%
14.8%
15.9%
14.8%
15.9%
15.3%
16.4%
15.1%
16.7%
14.9%
Bank
Large Banks

Source: SNL Bank level data
Large Bank = Bank of America, Capital One, Citibank, KeyBank, BMO Harris Bank, HSBC USA, PNC Bank, RBS Citizens, JPMorgan, Union Bank, TD Bank, US Bank, Wells Fargo

Sovereign

* Basel 1 Calculation
** Common Tier 1 = Tier 1 less hybrid capital Sovereign Bank Common Tier 1 equals total Tier 1 (no hybrid capital)

Santander

Sovereign Bank: Phase II

Building a strong retail and commercial bank in the US Northeast

	Phase I 2009-2011	Phase II 2012-2014
Objective	• Build strong balance sheet and deliver commitment	• Grow profits while building the franchise
Environment	• Economic cycle downturn • Regulatory uncertainty	• Slow economic recovery • Clearer but more demanding regulatory framework
Strategy	• Improve asset quality • Increase efficiency	• Develop the platforms to achieve a full-fledged retail and commercial bank
Management	• Import Santander best practices	• Penetrate local markets
	Stabilization	**Building the franchise**

Phase II: Franchise platform

Working on three key elements to build the franchise

Retail and commercial franchise

IT	Products	Segments
From multiple systems… …to Santander platform	From product monoliner… …to offering diverse instruments	From consumer focus… …to retail and corporate

Disciplined sales force

From a Thrift institution to a Commercial Bank

Phase II: Products

From a monoliner to a full-fledged retail and commercial bank to improve product offering and increase customer penetration

Before
Product monoliner

Going forward
Full-fledged Bank


Mortgages
HE
CRE
C&I
Cash Mgmt


...
Mortgages
HE
CRE
C&I
Cash Mgmt
Credit Cards
Insurance
Invest-ment
Wealth Mgmt

AGENDA

SCUSA: Balance Sheet

SCUSA balance sheet consists of auto loans funded by securitizations and committed lines.

SCUSA Balance Sheet (9/30/11)


US $ Billions
$15.1
$15.1
Investments
$0.2
Auto Loans
(net of allow.)
$13.6
All Other
$1.3
Committed
Lines
$5.6
Securitizations
$8.2
Other Liabilities
$0.4
Equity
$0.9
Assets
Liabilities

- $23B servicing platform generates recurrent income
- $11B in committed lines, $5.6B utilized
- $8.2B in long-term asset-backed securitizations

SCUSA Credit: Overview

Expanding into higher credit tiers through acquisitions and organic growth

SC USA Portfolio* (EOQ3 2011)	
Principal O/S- EOP	$14.8B
# Loans O/S	1,239,101
APR	16.73%
Top 3 Origination States	TX, FL, CA
Net Losses**	4.64%
Avg FICO	583

SC USA Portfolio Originations Mix


FICO
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
620
600
580
560
540
520
500
480
FICO > 580
FICO < 580
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2008
2009
2010
2011

Current Balance by Vintage

9/30/11


2007 & older 8%
2008 9%
2009 9%
2010 26%
2011 48%

Principal Balance by FICO

9/30/11


<501 10%
550-501 17%
>650 21%
600-551 27%
650-601 25%

*Figures approximate. SCUSA Portfolio consists of owned-and-serviced loans
** Annualized
Near-Prime = FICO >580
Subprime = FICO <580

SCUSA: 3rd Party Investor Transaction

Deal will further strengthen SHUSA's Balance Sheet

Overview

Investment $1.15Bn

- $1.0Bn — Auto Financial Holdings: Warburg Pincus, KKR, Centerbridge
- $0.15Bn — Thomas Dundon, CEO

New Ownership structure

Thomas Dundon, CEO

Auto Financial Holdings

Santander Group


10%
25%
65%

Transaction values company at $4Bn

- Transaction highlights interest of sophisticated investors in this financial segment
- Attractive valuation of recurring core auto business results in a gain to SHUSA
- SCUSA Management remains in place
- $1.15BN equity injection into SCUSA doubles SCUSA tangible equity to $2BN
- Transaction lays the groundwork for future IPO with potential takeouts in years 4,5 and 7 guaranteed by Santander, S.A
- SCUSA lengthening wholesale funding, further improving its liquidity profile

SHUSA Investment Conclusion

1 Commercial Franchise

Phase II

Building a strong commercial bank in the US Northeast through improved product offerings and increased customer penetration

2 Strong Balance Sheet

Solid Profit Generation

$1.2B Pre Tax Income YTD

Continued Improvement in Credit Trends

34% YOY decline in NPLs

Solid Capital Ratios

Tier 1 Common/RWA 8.6%[1] prior to SCUSA new equity investment

Strong Liquidity Position

Core deposit franchise; Access to markets and Dividends

3 Committed Parent

Significant Commitment by Parent

Additional long-term resources committed in Capital, IT and Management

[1] Basel 1 ratios. For Non-GAAP-to-GAAP reconciliation please see Appendix

AGENDA

SHUSA

- Overview and Highlights
- Q3 2011 Summary
- Liquidity
- Capital

Sovereign Bank

- Review
- Phase II: Building the Franchise

SCUSA Review

Appendix

SHUSA Trended Statement of Operations

Description (in millions)	3Q10	4Q10	1Q11	2Q11	3Q11
Net interest income	**$ 878**	**$ 952**	**$ 982**	**$ 950**	**$ 955**
Fees & other income	196	245	250	230	196
Other non interest income	131	-	62	20	42
Net revenue	**1,205**	**1,197**	**1,294**	**1,200**	**1,193**
G & A expense	(398)	(444)	(453)	(453)	(455)
Other expenses	(45)	(66)	(40)	(50)	(59)
Provisions for credit losses	(456)	(321)	(308)	(273)	(369)
Income/(loss) before taxes	**308**	**366**	**494**	**424**	**311**
Income tax (expense)/benefit	(87)	236	(177)	(145)	(105)
Net income/(loss)	**$ 220**	**$ 602**	**$ 317**	**$ 279**	**$ 206**

	3Q10	4Q10	1Q11	2Q11	3Q11
Net interest margin	**4.81%**	**4.94%**	**5.02%**	**4.74%**	**4.79%**
Efficiency ratio[1]	**37.1%**	**37.1%**	**36.8%**	**38.4%**	**39.5%**
GAAP effective tax rate	**28.2%**	**NM**	**35.8%**	**34.2%**	**33.8%**

[1] For Non-GAAP to GAAP reconciliation, please see Appendix

SHUSA Consolidating Income Statement

Description (in millions)	Sovereign Bank YTD			SCUSA and others YTD			Consolidated YTD		
	Sep 11	Sep 10	% 11/10	Sep 11	Sep 10	% 11/10	Sep 11	Sep 10	% 11/10
Net interest income	**$ 1,372**	**$ 1,335**	**2.8%**	**$ 1,515**	**$ 1,111**	**36.4%**	**$ 2,887**	**$ 2,446**	**18.0%**
Fees & other income	426	464	-8.2%	251	120	109.2%	677	584	15.9%
Gain/(loss) on invest securities, net	124	200	-38.0%	-	-	-	124	200	-38.0%
Net revenue	**1,922**	**1,999**	**-3.9%**	**1,766**	**1,231**	**43.5%**	**3,688**	**3,230**	**14.2%**
G & A expense	(954)	(901)	5.9%	(406)	(228)	78.1%	(1,360)	(1,129)	20.5%
Other expenses	(136)	(137)	-0.7%	(12)	(6)	100.0%	(148)	(143)	3.5%
Provisions for credit losses	(441)	(574)	-23.2%	(509)	(732)	-30.5%	(950)	(1,306)	-27.3%
Income/(loss) before taxes	**391**	**387**	**1.0%**	**839**	**266**	**215.4%**	**1,229**	**653**	**88.2%**
Income tax (expense)/benefit	(119)	(69)	**72.5%**	(308)	(126)	144.4%	(427)	(195)	119.0%
Net income/(loss)	**$ 272**	**$ 318**	**-14.5%**	**$ 531**	**$ 139**	**282.0%**	**$ 802**	**$ 457**	**75.5%**

SHUSA Consolidating Balance Sheet

(in millions)		September 30, 2011	
	Sovereign Bank	SCUSA and others	Consolidated
Assets			
Cash and cash equivalents	$ 3,168	$ 17	$ 3,185
Investments	14,103	256	14,359
Loans	50,971	14,797	65,768
Less allowance for loan losses	(1,152)	(1,033)	(2,185)
Total loans, net	49,819	13,764	63,583
Goodwill	3,410	714	4,124
Core deposit and other intangibles	111	49	160
Bank owned life insurance	1,542	8	1,550
Other assets	3,777	1,066	4,843
Total assets	$ 75,930	$ 15,874	$ 91,803
Liabilities and Stockholders' Equity			
Deposits	$ 47,539	$ (175)	$ 47,364
Borrowings and other debt obligations	13,813	16,378	30,191
Other liabilities	2,024	118	2,142
Total liabilities	63,376	16,321	79,697
Stockholders' equity including noncontrolling interest	12,554	(447)	12,107
Total liabilities and stockholders' equity	$ 75,930	$ 15,874	$ 91,803

SHUSA Average Balance Sheet

Continuing to increase core deposits and shift away from borrowed funds

(US $ millions)	3Q11		2Q11		3Q10	
	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate
Deposits and investments	$ 15,965	2.62%	$ 16,546	2.51%	$ 13,998	3.45%
Self Originated MBS portfolio	824	3.81%	753	3.80%	1,126	4.35%
Loans (non-run off portfolio)	63,023	7.18%	63,296	7.33%	56,398	7.24%
Loans (run off portfolio)	2,526	5.87%	2,866	6.09%	4,268	5.99%
Allowance for loan losses	(2,258)	---	(2,230)	---	(2,096)	---
Other assets	11,373	---	11,412	---	11,218	---
TOTAL ASSETS	$ 91,453	5.61%	$ 92,643	5.68%	$ 84,912	5.74%
Core deposits	33,359	0.34%	32,291	0.35%	29,672	0.31%
Term and govt deposits and cust repos	12,044	1.13%	12,277	1.08%	10,835	0.91%
Wholesale deposits	2,059	0.45%	2,982	0.46%	781	1.62%
Borrowed funds	29,704	3.46%	31,087	3.69%	30,808	3.64%
Other liabilities	2,266	---	2,242	---	2,125	---
Equity	12,021	---	11,764	---	10,691	---
TOTAL LIABILITIES & SE	$ 91,453	1.41%	$ 92,643	1.52%	$ 84,912	1.56%
NET INTEREST MARGIN		4.79%		4.74%		4.81%

Quarterly Averages

SHUSA Available for Sale Investment Securities Portfolio

SHUSA investment portfolio is concentrated in Agency mortgage-backed securities as well as high-quality corporate and asset-backed securities

US$ in Millions	Due Within One Year	Due After 1 Within 5 Years	Due After 5 Within 10 Years	Due After 10 Years	Total	% of Total	Weighted Avg. Yield at 9/30/2011
U.S Treasury and government agency	$ 44.0	$ -	$ -	$ -	$ 44.0	0.3%	0.14%
Debentures of FNMA and FHLMC	-	20.0	-	-	20.0	0.1%	5.66%
Corporate debt	246.3	1,188.7	179.5	-	1,614.4	11.9%	2.79%
Asset backed securities	24.6	1,499.7	355.2	493.0	2,372.5	17.5%	1.27%
State and municipal securities	0.4	0.0	20.6	1,810.9	1,831.9	13.5%	4.47%
Mortgage backed securities:							
U.S. government agencies	-	-	4.5	1,506.5	1,511.0	11.1%	2.57%
FHLMC and FNMA securities	-	17.3	142.4	4,995.9	5,155.5	38.0%	2.94%
Non-agencies	-	0.0	75.3	953.4	1,028.7	7.6%	6.12%
Total Fair Value	**$ 315.3**	**$ 2,725.6**	**$ 777.5**	**$ 9,759.7**	**$ 13,578.1**	**100.0%**	**3.03%**
% of Total	***2.3%***	***20.1%***	***5.7%***	***71.9%***	***100.0%***		
Weighted Average Yield	2.13%	1.85%	2.86%	3.40%	3.03%		
Total Amortized Cost	**$ 313.5**	**$ 2,721.2**	**$ 786.6**	**$ 9,660.3**	**$ 13,481.6**		
SCUSA investments and trust preferred securities					240.6		
Total SHUSA Investment Securities					**$ 13,722.2**		

Sovereign Bank Deposit Franchise

Sovereign Bank has successfully grown its core deposits and significantly reduced its reliance on wholesale deposits

US$ in Millions	Balance at September 30, 2009	2010	2011	2009 - 2011 CAGR	% of Total Deposits 2009	2010	2011	Weighted Average Rate 2009	2010	2011
Demand Deposits	$ 6,658	$ 7,080	$ 7,801	8.2 %	14.4 %	17.2 %	16.5 %	0.00 %	0.00 %	0.00 %
NOW Accounts	5,194	5,382	5,728	5.0	11.2	13.0	12.1	0.22	0.15	0.13
Money Market Accounts	12,292	13,505	16,735	16.7	26.6	32.7	35.3	0.88	0.60	0.58
Savings Accounts	3,547	3,523	3,490	(0.8)	7.7	8.5	7.4	0.14	0.10	0.12
CDs	11,585	7,159	8,625	(13.7)	25.1	17.3	18.2	2.58	1.43	1.40
Total Retail and Commercial Deposits - Excluding CDs	**$ 27,691**	**$ 29,490**	**$ 33,754**	**10.4 %**	**59.9 %**	**71.5 %**	**71.3 %**	**0.45 %**	**0.31 %**	**0.32 %**
Total Retail and Commercial Deposits - Including CDs	**39,276**	**36,649**	**42,381**	**3.9**	**85.0**	**88.8**	**89.5**	**1.08**	**0.53**	**0.54**
Wholesale NOW Accounts	17	54	0	(100.0)%	0.0 %	0.1 %	0.0 %	0.64 %	0.31 %	0.00 %
Wholesale Money Market Accounts	522	28	261	(29.3)	1.1	0.1	0.6	0.43	0.15	0.08
Wholesale CDs	2,583	736	1,384	(26.8)	5.6	1.8	2.9	2.19	1.54	0.42
Total Wholesale Deposits	**$ 3,123**	**$ 818**	**$ 1,645**	**(27.4)%**	**6.8 %**	**2.0 %**	**3.5 %**	**1.89 %**	**1.41 %**	**0.36 %**
Total Government Deposits	2,054	2,170	2,377	7.6 %	4.4 %	5.3 %	5.0 %	0.30 %	0.35 %	0.39 %
Customer Repurchase Agreements & Eurodollar Deposits	1,768	1,627	961	(26.3)	3.8	3.9	2.0	0.29	0.23	0.22
Total Deposits	**$ 46,221**	**$ 41,264**	**$ 47,364**	**1.2 %**	**100.0 %**	**100.0 %**	**100.0 %**	**1.07 %**	**0.53 %**	**0.52 %**

SHUSA and Sovereign Bank Ratings

	Moody's	S&P	Fitch
SHUSA			
Long-term (Senior Debt)	Baa1	A+	A+
Subordinated Debt	Baa3	A	A
Short Term	P-2	A-1	F1
Outlook	Stable	Negative	Negative
Sovereign Bank			
Issuer Rating:			
Long-term	A2	A+	A+
Short-term	P-1	A-1	F1
Long-term Deposits	A2	A+	AA-
Subordinated Debt	A3	A	A
Short-term Deposits	P-1	A-1	F1
Outlook	Stable	Negative	Negative
Support Rating	--	--	1
Stand-alone Rating	C-	--	C

- Moody's (4/11/2011)
Bank upgraded to A2/P1 from A3/P2, SHUSA Outlook upgraded from Negative to Stable

- S&P (11/30/2011)
SHUSA and Bank upgraded from A to A+, Outlook from Stable to Negative

- Fitch (10/11/2011)
SHUSA and Bank downgraded from AA-/F1+ to A+/F1

SHUSA: Reconciliation of Non-GAAP measures

$ Millions	3Q10	4Q10	1Q11	2Q11	3Q11
SHUSA Pre-Tax Pre-Provision Income					
Pre-tax income, as reported	$ 308	$ 366	$ 494	$ 424	$ 311
Add back:					
Provision for credit losses	456	321	308	273	369
Pre-Tax Pre-Provision Income	$ 764	$ 687	$ 802	$ 697	$ 680
Tier 1 Common to Risk Weighted Assets					
Tier 1 Common	$ 5,191	$ 5,436	$ 5,733	$ 5,803	$ 6,160
Risk Weighted Assets	70,973	73,585	72,278	71,464	71,658
Ratio	7.3%	7.4%	7.9%	8.1%	8.6%
Tier 1 Leverage					
Tier 1 Capital	$ 6,671	$ 6,907	$ 6,680	$ 6,554	$ 6,897
Adjusted Assets	84,388	84,053	86,930	87,167	86,221
Ratio	7.9%	8.2%	7.7%	7.5%	8.0%

SHUSA: Reconciliation of Non-GAAP measures (cont'd)

$ Millions	3Q10	4Q10	1Q11	2Q11	3Q11
Tier 1 Risk Based					
Adjusted Tier 1 Capital	$ 6,615	$ 6,851	$ 6,610	$ 6,481	$ 6,825
Risk Weighted Assets (excludes unrealized)	70,973	73,585	72,278	71,464	71,658
Ratio	9.3%	9.3%	9.2%	9.1%	9.5%
Total Risk Based					
Risk Based Capital	$ 9,182	$ 9,216	$ 8,564	$ 8,430	$ 8,776
Risk Weighted Assets (excludes unrealized)	70,973	73,585	72,278	71,464	71,658
Ratio	12.9%	12.5%	11.9%	11.8%	12.3%
Efficiency Ratio					
G&A Expenses	$ 398	$ 444	$ 453	$ 453	$ 455
Net interest income	878	952	982	950	955
Fees & other income	196	245	250	230	196
	$ 1,074	$ 1,197	$ 1,232	$ 1,180	$ 1,151
Ratio	37.1%	37.1%	36.8%	38.4%	39.5%

Sovereign Bank: Reconciliation of Non-GAAP measures

$ Millions	3Q10	4Q10	1Q11	2Q11	3Q11
Sovereign Bank Texas Ratio					
Total Equity	$ 11,784	$ 12,139	$ 12,242	$ 12,393	$ 12,554
Less:					
Goodwill and CDI, net of Deferred Tax Liability	(3,280)	(3,266)	(3,252)	(3,246)	(3,233)
Tangible Common Equity	$ 8,504	$ 8,873	$ 8,990	$ 9,147	$ 9,321
Nonperforming Assets	2,444	2,308	2,105	2,028	1,673
Allowance for loan losses	1,371	1,357	1,343	1,293	1,152
90+ DPD accruing	23	0	0	0	4
Texas Ratio	24.98%	22.57%	20.37%	19.43%	16.01%

Sovereign

Santander

Sovereign

Santander